                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 1, 2002
                                                          --------------



                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                             000-28307                                   13-3709558
----------------------------         --------------------------                  --------------------------
(State or other jurisdiction                (Commission                                (IRS Employer
     of Incorporation)                      File Number)                            Identification No.)



22-09 Queens Plaza North, Long Island City, New York                 11101
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      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      718/752-2400
                                                     -----------------


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         As of April 1, 2002, the Company, or its subsidiaries, had unsecured loans payable to shareholders and affiliates. Those loans were due on demand, bore interest at varying rates, and were payable to President and Chairman Santo Petrocelli, Sr., Chief Financial Officer Lawrence S. Polan and Petrocelli Industries, Inc., a private company controlled by Mr. Petrocelli. As of April 1, 2002, the demand loans totaled $573,490, and interest payable on those loans totaled $212,295. As of April 1, 2002, the Company had management fees and consulting fees payable to Mr. Petrocelli and Petrocelli Industries, Inc. totaling $246,716. No other management fees or consulting fees were payable to shareholders and affiliates. The aggregate amounts owed for principal and accrued interest under the demand loans, together with the management fees and consulting fees, was $1,032,501.

         On April 1, 2002, the Company issued unsecured promissory notes in favor of Mr. Petrocelli, Mr. Polan and Petrocelli Industries, Inc. totaling $1,032,501, in exchange for and in full satisfaction of all outstanding balances due on the demand loans, management fees and consulting fees. The notes do not bear interest. Each note requires repayment in twenty-one (21) equal monthly payments. Repayment on a note in the principal amount of $10,263 begins in February 2003, and repayment on the remaining notes totaling $1,022,238 begins in May 2003.

         On April 12, 2002, the Company issued a press release to announce its earnings for the quarter ended January 31, 2002, and its change in business focus.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

         Exhibit No.           Exhibit Description
         -----------           -------------------
         10-1                  Promissory Note and Agreement between NESCO Industries, Inc.
                               and Santo Petrocelli, Sr.

         10-2                  Promissory Note and Agreement between NESCO Industries, Inc.
                               and Lawrence S. Polan

         10-3                  Promissory Note and Agreement between NESCO Industries, Inc.
                               and Petrocelli Industries, Inc.

         99-1                  Press Release of NESCO Industries, Inc. dated April 12, 2002


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NESCO INDUSTRIES, INC.



Dated: April 18, 2002                By:  /s/ Lawrence S. Polan
       --------------                ------------------------------------------
                                     Lawrence S. Polan, Chief Financial Officer


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